UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2020

Purple Innovation, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37523	47-4078206
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 N. Chapel Ridge Rd., Suite 200
Lehi, Utah	84043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 756-2600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PRPL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS.

As originally announced in the 8-K filed on October 27, 2020 and subsequently discussed in the 10-Q filed on November 10, 2020, the 8-K filed on November 19, the 8-K filed on November 20, 2020, and the 8-K/A filed on November 23, 2020, Purple Innovation, Inc. (the “Company”) provided notice to the holders of (i) warrants that were issued in the initial public offering of Global Partner Acquisition Corp. (“GPAC”) (the predecessor to the Company) (the “Public Warrants”) and (ii) warrants that were issued in connection with the closing of the Amended and Restated Credit Agreement dated February 26, 2019 by and among Purple Innovation, LLC, Coliseum Capital Partners, L.P. (“CCP”), Blackwell Partners LLC – Series A (“Blackwell”), Coliseum Co-Invest Debt Fund, L.P. (“CDF” and together with CCP and Blackwell, the “Lenders”) and Delaware Trust Company, to the Lenders (the “Incremental Loan Warrants”) that, pursuant to the terms of such warrants, the Company determined to exercise its right to redeem the Public Warrants and the Incremental Loan Warrants by paying to the holders of such warrants the redemption price of $0.01 per warrant, with the redemption to take place on November 30, 2020 (the “Redemption Date”). Warrants that were issued to Global Sponsor I, which was the sponsor of Global Partner Acquisition Corp. (the predecessor to the Company), in a private placement (the “Sponsor Warrants”) were not subject to the redemption.

Since the Company provided the redemption notice, approximately 10,900,000 Public Warrants were exercised for approximately 3,400,000 shares of Class A common stock. In addition, all the Incremental Warrants were exercised. On November 30, 2020, the Company redeemed approximately 184,000 Public Warrants that remained outstanding on the Redemption Date, in accordance with the Public Warrant terms.

After the redemption, as of December 2, 2020, the Company had outstanding approximately 63,877,000 shares of Class A common stock, approximately 568,000 shares of Class B common stock, and approximately 8,500,000 Sponsor Warrants not subject to redemption. The Sponsor Warrants are held by approximately sixteen holders. Each Sponsor Warrants is exercisable for one-half of one share of the Company’s Class A common stock at an exercise price of $11.50 per whole share. The Sponsor Warrants may also be exercised on a cashless basis in accordance with the terms of the Sponsor Warrants.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2020	PURPLE INNOVATION, INC.

	By:	/s/ Craig L. Phillips
Craig L. Phillips
Chief Financial Officer

2